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                                                                    EXHIBIT 23.3


                                        53rd at Third
                                        885 Third Avenue
                                        New York, New York  10022-4834
                                        Tel: (212) 906-1200  Fax: (212) 751-4864
                                        www.lw.com

(LATHAM & WATKINS LOGO)                 FIRM / AFFILIATE OFFICES
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                                        Brussels      New York
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                                        Frankfurt     Orange County
                                        Hamburg       Paris
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                                        London        San Francisco
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                                        Madrid        Silicon Valley
                                        Milan         Singapore
                                        Moscow        Tokyo
                                        Munich        Washington, D.C.


January 25, 2008

E-House (China) Holdings Limited
17/F, Merchandise Harvest Building (East)
No. 333 North Chengdu Road
Shanghai 200041
People's Republic of China


Ladies and Gentlemen:

     We hereby consent to the use of our name under the captions "Taxation" and "Legal Matters" in the prospectus included in the Amendment No. 1 to Registration Statement (Registration No. 333-148729) on Form F-1 filed by E-House (China) Holdings Limited on January 25, 2008, with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.


                                            Very truly yours,

                                            /s/ Latham & Watkins LLP

                                            Latham & Watkins LLP